THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/  Patrick F. Quan
     Patrick F. Quan
     Secretary

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                The Growth Fund
                                   of America(R)

                                   Prospectus
                         for Eligible Retirement Plans




                                JANUARY 1, 1997

THE GROWTH FUND OF AMERICA, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

The investment objective of the fund is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated January 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 05-010-0197

================================================================================

TABLE OF CONTENTS

Summary of Expenses                                1
Financial Highlights                               2
Investment Objective and Policies                  4
Certain Securities and
Investment Techniques                              5
Multiple Portfolio
Counselor System                                   6
Investment Results                                 8
Dividends, Distributions and Taxes                 8
Fund Organization and Management                   9
Purchasing Shares                                 11
Shareholder Services                              13
Redeeming Shares                                  13

--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

Average annual expenses paid over a 10-year period would be approximately $9 per year, assuming a $1,000 investment and a 5% annual return.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                       0.37%
12b-1 expenses                                                        0.24%/2/
Other expenses (including audit, legal, shareholder services, trans-
fer agent and custodian expenses)                                     0.13%
Total fund operating expenses                                         0.74%

                       Summary of Expenses continued on the following page . . .

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                1
--------------------------------------------------------------------------------

================================================================================

EXAMPLES

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return./3/
--------------------------------------------------------------------------------

One year                                                                     $ 8
 ................................................................................
Three years                                                                  $24
 ................................................................................
Five years                                                                   $41
 ................................................................................
Ten years                                                                    $92

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the fiscal year)

The following information for the ten years ended August 31, 1996 has been derived from financial statements which have been audited by Deloitte & Touche LLP, independent accountants. This information should be read in conjunction with the financial statements and related notes, which are included in the statement of additional information.

--------------------------------------------------------------------------------
2    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

SELECTED PER-SHARE DATA*

                                                 YEARS ENDED AUGUST 31
                           ------------------------------------------------------------------------------
                           1996    1995    1994    1993    1992    1991    1990    1989     1988    1987
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $16.55  $13.81  $13.58  $11.02  $11.21   $9.22  $11.53   $8.71   $10.61   $8.58
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .13     .13     .07     .07     .12     .21     .28     .27      .14     .14

Net realized and
unrealized gain (loss)
on investments             (.01)   3.21     .71    2.63     .40    2.43   (1.29)   3.00    (1.34)   2.43

Total income
from investment
operations                  .12    3.34     .78    2.70     .52    2.64   (1.01)   3.27    (1.20)   2.57
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
investment income          (.14)   (.08)   (.06)   (.09)   (.17)   (.24)   (.31)   (.15)    (.15)   (.14)

Distributions from net
realized gains            (1.14)   (.52)   (.49)   (.05)   (.54)   (.41)   (.99)   (.30)    (.55)   (.40)

Total distributions       (1.28)   (.60)   (.55)   (.14)   (.71)   (.65)  (1.30)   (.45)    (.70)   (.54)

Net asset value, end of
year                     $15.39  $16.55  $13.81  $13.58  $11.02  $11.21   $9.22  $11.53    $8.71  $10.61

Total return/1/            .90%  25.56%   5.98%  24.64%   4.91%  30.55%  (9.76%) 39.35%  (10.73%) 32.27%

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $8,511  $7,525  $5,427  $5,018  $3,700  $2,903  $1,912  $1,686  $ 1,038  $1,237

Ratio of expenses to
average net assets         .74%    .75%    .78%    .77%    .79%    .83%    .79%    .78%     .71%    .66%

Ratio of net income to
average net assets         .82%    .90%    .49%    .56%   1.11%   2.13%   2.67%   2.82%    1.56%   1.50%

Average commissions
paid/2/                   5.62c   5.94c   6.05c   6.82c   6.94c   7.23c   7.13c   7.00c    6.64c   6.33c

Portfolio turnover rate  27.95%  26.90%  24.77%  25.23%  10.64%  18.92%  17.69%  30.28%   18.33%  19.61%


/1/ Calculated with no sales charge.

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

* All per share data reflect the 100% stock dividend effected on December 13, 1996.


--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                3
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The fund aims to provide you with growth of capital.

The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of common stocks. However, assets may also be held in securities convertible into common stocks, cash or cash equivalents, straight debt securities (including U.S. Government securities), or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.) The fund will maintain at least 65% of the value of its total assets in growth-type securities under normal market conditions.

Up to 10% of the fund's assets may be invested in "high-yield, high-risk" straight debt securities (commonly referred to as "junk bonds") which are rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Service, Inc. or in unrated securities that are determined to be of equivalent quality, provided the fund's investment adviser, Capital Research and Management Company, determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. "High-yield, high-risk" securities carry a higher degree of investment risk than higher rated bonds and are considered speculative.

The fund may invest up to 10% in the securities of issuers domiciled outside the U.S. and may purchase or sell various currencies on a spot basis in connection with such investments.

The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status.

The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

--------------------------------------------------------------------------------
4    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

--------------------------------------------------------------------------------
CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Investing in stocks and bonds involves certain risks.

RISKS OF INVESTING

Because the fund invests in common stocks or securities convertible into common stocks, the fund is subject to stock market risks. For example, the fund is subject to the possibility that stock prices in general will decline over short or even extended periods.

The fund may also invest in high-yield, high-risk securities provided that Capital Research and Management Company determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. The values of these securities may be subject to fluctuations that tend to reflect short-term corporate and market developments and investor perceptions of the issuers. It may be more difficult to dispose of, or determine the value of these high-yield, high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

RISKS OF INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% in the securities of issuers which are domiciled outside the U.S. and which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). These companies may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies. There may also be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                5
--------------------------------------------------------------------------------

================================================================================

PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of directors.

In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

--------------------------------------------------------------------------------
6    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

===============================================================================

                                                                     YEARS OF EXPERIENCE
                                                                             AS
                                                                         INVESTMENT
                                                                        PROFESSIONAL
                                                                        (APPROXIMATE)
                                                                   ......................
                                           YEARS OF EXPERIENCE      WITH CAPITAL
                                          AS PORTFOLIO COUNSELOR    RESEARCH AND
                                       (AND RESEARCH PROFESSIONAL,   MANAGEMENT
PORTFOLIO COUNSELORS                      IF APPLICABLE) FOR THE     COMPANY OR
FOR THE GROWTH FUND                    GROWTH FUND OF AMERICA, INC.     ITS       TOTAL
  OF AMERICA, INC.    PRIMARY TITLE(S)        (APPROXIMATE)          AFFILIATES   YEARS
-----------------------------------------------------------------------------------------
GORDON                Senior Vice      5 years (in                  25 years     25 years
CRAWFORD              President and    addition to 16
                      Director,        years as a
                      Capital          research
                      Research and     professional
                      Management       prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
JAMES E.              Senior Vice      11 years (in                 19 years     25 years
DRASDO                President        addition to 7
                      of the fund.     years as a
                      Senior Vice      research
                      President and    professional
                      Director,        prior to
                      Capital          becoming a
                      Research and     portfolio
                      Management       counselor for
                      Company          the fund)
-----------------------------------------------------------------------------------------
WILLIAM C.            Senior Partner,  23 years**                   37 years     43 years
NEWTON                The Capital
                      Group
                      Partners L.P.*
-----------------------------------------------------------------------------------------
DONALD D.             Vice President   3 years (in                  11 years     11 years
O'NEAL                of the fund.     addition to 8
                      Vice President,  years as a
                      Capital          research
                      Research and     professional
                      Managment        prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
JAMES F.              President of     8 years (in                  26 years     26 years
ROTHENBERG            the fund.        addition
                      President and    to 3 years as a
                      Director,        research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
R. MICHAEL            Chairman,        11 years                     32 years     32 years
SHANAHAN              Capital
                      Research and
                      Management
                      Company

 *  Company affiliated with Capital Research and Management Company.
 ** Since Capital Research and Management Company took over management of the fund in 1973.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                7
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

INVESTMENT RESULTS

The fund has averaged a total return (at no sales charge) of +16.34% a year under Capital Research and Management Company's management.
(December 1, 1973 through September 30, 1996)

The fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature and advertisements. The results may be calculated on a yield, total return and/or distribution rate basis for various periods, with or without sales charges. Results calculated without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.


As of September 30, 1996, the fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods were +6.41%, +13.28% and +14.44%, respectively. These results were calculated in accordance with Securities and Exchange Commission requirements at no sales charge. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES
Income distributions are usually made in December.

DIVIDENDS AND DISTRIBUTIONS

Dividends are usually paid in December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund

--------------------------------------------------------------------------------
8    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

FEDERAL TAXES

The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

The fund is a member of The American Funds Group, which is managed by one of the largest and most experienced investment advisers.

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation in 1983. The fund's board supervises fund operations and performs duties required by applicable state and federal law. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Shareholders have one vote per share owned and, at the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                9
--------------------------------------------------------------------------------

================================================================================

Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.335% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.325% on net assets in excess of $8 billion.

Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street,

--------------------------------------------------------------------------------
10   THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

PLAN OF DISTRIBUTION

The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

TRANSFER AGENT

American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $8,079,000 for the fiscal year ended August 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

PURCHASING SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS               11
--------------------------------------------------------------------------------

================================================================================

shares of the fund (or in combination with shares of other funds in The American Funds Group other than money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase
$1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

SHARE PRICE

Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

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The fund's net asset value per share is determined as of the close of trading
(currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

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SHAREHOLDER SERVICES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other funds in The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

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REDEEMING SHARES

Subject to any restrictions imposed by your plan, you can sell your shares through the plan any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

By contacting    Your plan administrator/trustee must send a letter of
your plan        instruction specifying the name of the fund, the number of
administrator/   shares or dollar amount to be sold, and, if applicable, your
trustee          name and account number. For your protection, if you redeem more than $50,000, the signatures of the registered owners
                 (i.e., trustees or their legal representatives) must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National
                 Association of Securities Dealers, Inc., that is an eligible guarantor institution. Your plan administrator/trustee should verify with the institution that it is an eligible guarantor prior to signing. Additional documentation may be required to redeem shares from certain accounts. Notarization by a Notary
                 Public is not an acceptable signature guarantee.

By contacting    Shares may also be redeemed through an investment dealer;
an investment    however, you or your plan may be charged for this service.
dealer           SHARES HELD FOR YOU IN AN INVESTMENT DEALER'S STREET NAME MUST
                 BE REDEEMED THROUGH THE DEALER.

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THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT
DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

OTHER IMPORTANT THINGS TO REMEMBER

The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

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NOTES












THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

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                        THE GROWTH FUND OF AMERICA / PROSPECTUS               15
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NOTES











[RECYCLED   This prospectus has been printed on recycled paper that meets the
 LOGO]      guidelines of the United States Environmental Protection Agency





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